Exhibit 99.2
                   CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350
                       ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Del Global Technologies Corp. (the "Company") on Form 10-Q for the quarter ended November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
V. Gilboy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:
   (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/  Thomas V. Gilboy
                                          -------------------------
                                          Name: Thomas V. Gilboy
                                          Chief Financial Officer
                                          Date: December 17, 2002